NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 5 dated June 22, 2016

to

Prospectus dated May 1, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 1, 2016 (the “Prospectus”), Supplement No. 1, dated May 25, 2016, Supplement No. 2, dated June 1, 2016, Supplement No. 3, dated June 8, 2016 and Supplement No. 4, dated June 15, 2016. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On June 22, 2016, we increased our public offering price from $10.36 per share to $10.40 per share. This increase in the public offering price is effective as of our June 22, 2016 closing and first applied to subscriptions received from June 15, 2016 through June 21, 2016. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of June 21, 2016.

NEX-SUPP5-0616